77C Matters submitted to a vote of security holders

Liberty Massachusetts Tax-Exempt Fund

(a) On September 26, 2001, a Special Meeting of Shareholders of Liberty Massachusetts Tax-Exempt Fund (Fund) was held to approve the following item, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 26,098,542.062 outstanding shares of beneficial interest. The vote cast at the Meeting was as follows:

(b)   Not applicable.

(c) To approve a new Investment Advisory Agreement with Colonial Management Associates, Inc.

       For:        17,668,392.191  shares of beneficial interest being a
                                   majority of the shares represented
                                   at the Meeting
      Against:      628,731.947    shares of beneficial interest
      Abstain:       609,887.688   shares of beneficial interest

 (d) Not applicable.

Liberty New York Tax-Exempt Fund

(a) On September 26, 2001, a Special Meeting of Shareholders of Liberty New York Tax-Exempt Fund (Fund) was held to approve the following item, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 12,626,445.739 outstanding shares of beneficial interest. The vote cast at the Meeting was as follows:

(b)   Not applicable.

(c) To approve a new Investment Advisory Agreement with Colonial Management Associates, Inc.

       For:         8,802,965.242    shares of beneficial interest being a
                                     majority of the shares represented
                                     at the Meeting
      Against:       139,963.349     shares of beneficial interest
      Abstain:       196,753.352     shares of beneficial interest


 (d) Not applicable.

77C Matters submitted to a vote of security holders

Liberty Ohio Tax-Exempt Fund

(a) On September 26, 2001, a Special Meeting of Shareholders of Liberty Ohio Tax-Exempt Fund (Fund) was held to approve the following item, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 10,032,428.494 outstanding shares of beneficial interest. The vote cast at the Meeting was as follows:

(b)   Not applicable.

(c) To approve a new Investment Advisory Agreement with Colonial Management Associates, Inc.

       For:            7,374,479.099  shares of beneficial interest being a
                                      majority of the shares represented
                                      at the Meeting
      Against:        286,477.457     shares of beneficial interest
      Abstain:        228,113.622     shares of beneficial interest


 (d) Not applicable.

Liberty California Tax-Exempt Fund

(a) On September 26, 2001, a Special Meeting of Shareholders of Liberty California Tax-Exempt Fund (Fund) was held to approve the following item, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 38,365,701.019 outstanding shares of beneficial interest. The vote cast at the Meeting was as follows:

(b)   Not applicable.

(c) To approve a new Investment Advisory Agreement with Colonial Management Associates, Inc.

       For:            24,151,596.803  shares of beneficial interest being a
                                       majority of the shares represented
                                       at the Meeting
      Against:           464,079.020   shares of beneficial interest
      Abstain:        1,254,641.682    shares of beneficial interest


 (d) Not applicable.

Liberty Connecticut Tax-Exempt Fund

(a) On September 26, 2001, a Special Meeting of Shareholders of Liberty Connecticut Tax-Exempt Fund (Fund) was held to approve the following item, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 19,906,170.424 outstanding shares of beneficial interest. The vote cast at the Meeting was as follows:

(b)   Not applicable.

(c) To approve a new Investment Advisory Agreement with Colonial Management Associates, Inc.

       For:            14,054,785.548   shares of beneficial interest being a
                                        majority of the shares represented
                                        at the Meeting
      Against:        227,313.664       shares of beneficial interest
      Abstain:        430,914.192       shares of beneficial interest


 (d) Not applicable.


(proxy statements incorporated herein by reference to Accession Number 0000950135-01-502257 and 0000021847-01-500133)


770 Transactions effected pursuant to Rule 10f-3

Liberty Massachusetts Tax-Exempt Fund

On November 1, 2001, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of Commonwealth of Massachusetts General Obligation Bonds (Securities) for a total purchase of $25,152.250 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

     Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber, Inc., Bear, Stearns & Co., Inc., JP Morgan, Lehman Brothers, Goldman, Sachs & Co., Salomon Smith Barney, Advest, Inc., Corby North Bridge Securities, First Albany Corporation, Janney Montgomery Scott Inc., Morgan Stanley, Rameriz &Co., Inc., A.G. Edwards & Sons, Inc., Dain Rauscher, Inc., First Union Securities, Inc., Mellon Financial Markets, Inc., Prudential Securities, Raymond James & Associates, Inc., Tucker Anthony Incorporated, CIBC World Markets, Fahnestock & Co., Inc., H.C. Wainwright & Co., Inc., Merrill Lynch Co., State Street Capital Markets, LLC.

On November 1, 2001, Fund purchased 250,000 par value of bonds of Commonwealth of Massachusetts General Obligation Bonds (Securities) for a total purchase of $25,152.250 from State Street Brokerage Services pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick &
 Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber, Inc., Bear, Stearns & Co., Inc., JP Morgan, Lehman Brothers, Goldman, Sachs & Co., Salomon Smith Barney, Advest, Inc., Corby North Bridge Securities, First Albany Corporation, Janney Montgomery Scott Inc., Morgan Stanley, Rameriz &Co., Inc., A.G. Edwards & Sons, Inc., Dain Rauscher, Inc., First Union Securities, Inc., Mellon Financial Markets, Inc., Prudential Securities, Raymond James & Associates, Inc., Tucker Anthony Incorporated, CIBC World Markets, Fahnestock & Co., Inc., H.C. Wainwright & Co., Inc., Merrill Lynch Co., State Street Capital Markets, LLC.

On November 1, 2001, the Fund purchased 250,000 par value of bonds of Commonwealth of Massachusetts General Obligation Bonds (Securities) for a total purchase of $25,152.250 from Pain Webber Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.
       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber, Inc., Bear, Stearns & Co., Inc., JP Morgan, Lehman Brothers, Goldman, Sachs & Co., Salomon Smith Barney, Advest, Inc., Corby North Bridge Securities, First Albany Corporation, Janney Montgomery Scott Inc., Morgan Stanley, Rameriz &Co., Inc., A.G. Edwards & Sons, Inc., Dain Rauscher, Inc., First Union Securities, Inc., Mellon Financial Markets, Inc., Prudential Securities, Raymond James & Associates, Inc., Tucker Anthony Incorporated, CIBC World Markets, Fahnestock & Co., Inc., H.C. Wainwright & Co., Inc., Merrill Lynch Co., State Street Capital Markets, LLC.


Liberty New York Tax-Exempt Fund

On November 8, 2001, Liberty New York Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of New York City Transitional Finance Authority (Securities) for a total purchase of $26,608.000 from National Citybank Investment pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: UBS PaineWebber, Inc., Bear, Stearns & Co., Inc., JP Morgan, Lehman Brothers, Goldman, Sachs & Co., Salomon Smith Barney, Advest, Inc., First Albany Corporation, Morgan Stanley, Rameriz & Co., Inc., Dain Rauscher, Inc., CIBC Oppenheimer, Merrill Lynch Co., Lebenthal & Co., Inc., Apex Pryor Securities, M.R. Beal & Company, Roosevelt & Cross Incorporated, David Lerner Associates, Inc., Siebert Brandford Shank & Co. LLC.

On November 8, 2001, the Fund purchased 250,000 par value of bonds of New York
 City Transitional Finance Authority (Securities) for a total purchase of $26,608.000 from Prager, McCarthy & Sealy pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber, Inc., Bear, Stearns & Co., Inc., JP Morgan, Lehman Brothers, Goldman, Sachs & Co., Salomon Smith Barney, Advest, Inc., First Albany Corporation, Morgan Stanley, Rameriz & Co., Inc., Dain Rauscher, Inc., CIBC Oppenheimer, Merrill Lynch Co., Lebenthal & Co., Inc., Apex Pryor Securities, M.R. Beal & Company, Roosevelt & Cross Incorporated, David Lerner Associates, Inc., Siebert Brandford Shank & Co. LLC.

Liberty New York Tax-Exempt Fund

On November 8, 2001, Liberty New York Tax-Exempt Fund (Fund) purchased 500,000 par value of bonds of New York City Transitional Finance Authority (Securities) for a total purchase of $53,216.000 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber, Inc., Bear, Stearns & Co., Inc., JP Morgan, Lehman Brothers, Goldman, Sachs & Co., Salomon Smith Barney, Advest, Inc., First Albany Corporation, Morgan Stanley, Rameriz & Co., Inc., Dain Rauscher, Inc., CIBC Oppenheimer, Merrill Lynch Co., Lebenthal & Co., Inc., Apex Pryor Securities, M.R. Beal & Company, Roosevelt & Cross Incorporated, David Lerner Associates, Inc., Siebert Brandford Shank & Co. LLC.

Liberty Massachusetts Tax-Exempt Fund

On November 16, 2001, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 2,00,000 par value of bonds of Massachusetts Health and Educational Facilities Authority (Securities) for a total purchase of $204,998.000 from Cain Brothers, Shattuck & Co. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Cain Brothers., Merrill Lynch & Co.

Liberty Ohio Tax-Exempt Fund

On December 13, 2001, Liberty Ohio Tax-Exempt Fund (Fund) purchased
250,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase of $26,112,500 from Paine Webber Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Banc of America Securities, LLC; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers; First Union National Bank; ABN Amro Financial Services, Inc.


On December 13, 2001, the Fund purchased 250,000 par value of bonds of Puerto
 Rico Electric Power Authority (Securities) for a total purchase of $26,112,500 from Merrill Lynch, Pierce, Fenner pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Banc of America Securities, LLC Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers; First Union National Bank; ABN Amro Financial Services, Inc.


Liberty New York Tax-Exempt Fund

On December 17, 2001, Liberty New York Tax-Exempt Fund (Fund) purchased 125,000 par value of bonds of New York Dormitory Authority Municipal Health Facilities Improvement Program (Securities) for a total purchase of $13,135,000 from Banc One pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; Morgan Stanley & Co.; Lehman Brothers; First Albany Corporation; RBC Dain Rauscher Inc.; Roosevelt & Cross Incorporated; M.R. Beal & Company; Ramirez & Co., Inc.; JP Morgan; Jackson Securities Incorporated; Siebert Brandford Shank & Co.

On December 17, 2001, the Fund purchased 125,000 par value of bonds of New York Dormitory Authority Municipal Health Facilities Improvement Program (Securities) for a total purchase of $13,135,000 from Prager, McCarthy & Sealy pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; Morgan Stanley & Co.; Lehman Brothers; First Albany Corporation; RBC Dain Rauscher Inc.; Roosevelt & Cross Incorporated; M.R. Beal & Company; Ramirez & Co., Inc.; JP Morgan.

On December 17, 2001, the Fund purchased 250,000 par value of bonds of New York Dormitory Authority Municipal Health Facilities
Improvement Program (Securities) for a total purchase of $26,270,000 from Samuel Ramirez pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; Morgan Stanley & Co.; Lehman Brothers; First Albany Corporation; RBC Dain Rauscher Inc.; Roosevelt & Cross Incorporated; M.R. Beal & Company; Ramirez & Co., Inc.; JP Morgan.

Liberty Massachusetts Tax-Exempt Fund

On December 19, 2001, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 600,000 par value of bonds of Puerto Rico Public Finance Corporation (Securities) for a total purchase of $63,844,200 from Merrill Lynch, Pierce, Fenner pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley, Goldman Sachs & Co., Salomon Smith Barney, ABN AMRO Financial Services, Inc., Banc of America Securities, LLC, Bear, Stearns & co., First Union National Bank, Lehman Brothers, UBS PaineWebber Inc.

Liberty Connecticut Tax-Exempt Fund

On December 19, 2001, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 375,000 par value of bonds of Puerto Rico Public Finance Corporation (Securities) for a total purchase of $392,970 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley, Goldman Sachs & Co., Salomon Smith Barney, ABN AMRO Financial Services, Inc., Banc of America Securities, LLC, Bear, Stearns & co., First Union National Bank, Lehman Brothers, UBS PaineWebber Inc.

On December 19, 2001, the Fund purchased 375,000 par value of bonds of Puerto
 Rico Public Finance Corporation (Securities) for a total purchase of $392,970 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley, Goldman Sachs & Co., Salomon Smith Barney, ABN AMRO Financial Services, Inc., Banc of America Securities, LLC, Bear, Stearns & co., First Union National Bank, Lehman Brothers, UBS PaineWebber Inc.

On December 19,  2001,  the Fund  purchased 750,000  par  value  of  bonds  of
  Puerto  Rico  Public   Finance   Corporation (Securities)  for a total
 purchase of $785,940 from Morgan  Stanley & co., Inc. pursuant  to a  public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley, Goldman Sachs & Co., Salomon Smith Barney, ABN AMRO Financial Services, Inc., Banc of America Securities, LLC, Bear, Stearns & co., First Union National Bank, Lehman Brothers, UBS PaineWebber Inc.

Liberty Massachusetts Tax-Exempt Fund

On January 14, 2002, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of Puerto Rico Public Building Authority (Securities) for a total purchase of $266,460 from Paine Webber Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co., Morgan Stanley, Goldman Sachs & Co., Salomon Smith Barney, ABN AMRO Financial Services, Inc., Banc of America Securities, LLC, Bear, Stearns & Co., First Union National Bank, Lehman Brothers, UBS PaineWebber Inc.

On January 14, 2002,  the Fund  purchased 250,000 par value of bonds of Puerto
 Rico Public Building Authority (Securities) for a total purchase of $266,460 from Merrill Lynch, Pierce, Fenner pursuant to a public offering in which
  Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.
       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co., Morgan Stanley, Goldman Sachs & Co., Salomon Smith Barney, ABN AMRO Financial Services, Inc., Banc of America Securities, LLC, Bear, Stearns & Co., First Union National Bank, Lehman Brothers, UBS PaineWebber Inc.

Liberty California Tax-Exempt Fund

On January 14, 2002, Liberty California Tax-Exempt Fund (Fund) purchased 500,000 par value of bonds of Puerto Rico Public Building Authority (Securities) for a total purchase of $532,920 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co., Morgan Stanley, Goldman Sachs & Co., Salomon Smith Barney, ABN AMRO Financial Services, Inc., Banc of America Securities, LLC, Bear, Stearns & Co., First Union National Bank, Lehman Brothers, UBS PaineWebber Inc.

On January 28, 2002, the Fund purchased 2,000,000 par value of bonds of Puerto
 Rico Highway and Transportation Authority (Securities) for a total purchase of $2,210,440 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co., Morgan Stanley, Goldman Sachs & Co., Salomon Smith Barney, ABN AMRO Financial Services, Inc., Banc of America Securities, LLC, Bear, Stearns & Co., First Union National Bank, Lehman Brothers, UBS PaineWebber Inc.


Liberty Massachusetts Tax-Exempt Fund

On January 28, 2002, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 2,000,000 par value of bonds of Puerto Rico Highway and Transportation Authority (Securities) for a total purchase of $2,210,440 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co., Morgan Stanley, Goldman Sachs & Co., Salomon Smith Barney, ABN AMRO Financial Services, Inc., Banc of America Securities, LLC, Bear, Stearns & Co., First Union National Bank, Lehman Brothers, UBS PaineWebber Inc.

Liberty Connecticut Tax-Exempt Fund

On January 28, 2002, Liberty Connecticut Tax-Exempt Fund (Fund) purchased 375,000 par value of bonds of The University of Connecticut Student Fees (Securities) for a total purchase of $394,718 from First Albany Corp. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.
       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan, First Union National Bank, UBS PaineWebber Inc., Fidelity Capital Markets, State Street Capital Markets, LLC, Jackson Securities Inc., Belle Haven Investments, L.P. Roosevelt & Cross, Inc., Herbert J. Sims & Co., Inc., Advest, Inc., First Albany Corporation, A.G. Edwards & Sons, Inc., M.R. Beal & Company

On January 28,  2002,  the Fund  purchased 375,000  par  value of bonds of The
University of Connecticut Student Fees (Securities) for a total purchase of $394,718 from Roosevelt & Cross Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan, First Union National Bank, UBS PaineWebber Inc., Fidelity Capital Markets, State Street Capital Markets, LLC, Jackson Securities Inc., Belle Haven Investments, L.P. Roosevelt & Cross, Inc., Herbert J. Sims & Co., Inc., Advest, Inc., First Albany Corporation, A.G. Edwards & Sons, Inc., M.R. Beal & Company.


On January 28,  2002,  the Fund  purchased 750,000  par  value of bonds  of The
 University of Connecticut Student Fees (Securities) for a total purchase of $789,435 from A.G. Edwards & Sons, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.
       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan, First Union National Bank, UBS PaineWebber Inc., Fidelity Capital Markets, State Street Capital Markets, LLC, Jackson Securities Inc., Belle Haven Investments, L.P. Roosevelt & Cross, Inc., Herbert J. Sims & Co., Inc., Advest, Inc., First Albany Corporation, A.G. Edwards & Sons, Inc., M.R. Beal & Company

Liberty Massachusetts Tax-Exempt Fund

On January 31, 2002, Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 300,000 par value of bonds of Covenant Health Systems Obligated Group (Securities) for a total purchase of $291,117 from Merrill Lynch, Pierce, Fenner pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;


o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Merrill Lynch & Co., Shattuck Hammond Partners LLC.


On January 31, 2002, the Fund purchased 700,000 par value of bonds of Covenant
 Health Systems Obligated Group (Securities) for a total purchase of $679,273 from Shattuck Hammond pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Advisor believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.,
 Shattuck Hammond Partners LLC.

77Q1- Exhibits

Management Agreement
                                        2


                       LIBERTY CALIFORNIA TAX-EXEMPT FUND
                       LIBERTY CONNECTICUT TAX-EXEMPT FUND
                      LIBERTY MASSACHUSETTS TAX-EXEMPT FUND
                        LIBERTY NEW YORK TAX-EXEMPT FUND
                          LIBERTY OHIO TAX-EXEMPT FUND

                              MANAGEMENT AGREEMENT

AGREEMENT dated as of November 1, 2001, between LIBERTY FUNDS TRUST V, a Massachusetts business trust ("Trust"), with respect to LIBERTY CALIFORNIA TAX-EXEMPT FUND, LIBERTY CONNECTICUT TAX-EXEMPT FUND, LIBERTY MASSACHUSETTS TAX-EXEMPT FUND, LIBERTY NEW YORK TAX-EXEMPT FUND and LIBERTY OHIO TAX-EXEMPT FUND ("Funds"), and COLONIAL MANAGEMENT ASSOCIATES, INC., a Massachusetts corporation ("Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Advisor will manage the investment of the assets of the Funds in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Advisor may delegate its investment responsibilities to a sub-advisor.

2.   In carrying out its investment management obligations, the Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Funds in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3.   The Advisor shall furnish at its expense the following:

     (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Funds (including preparing financial information of the Funds and reports and tax returns required to be filed with public authorities, but exclusive of those related to custodial, transfer, dividend and plan agency services, determination of net asset value and maintenance of records required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (1940
     Act)); and (c) compensation of Trustees who are directors, officers, partners or employees of the Advisor or its affiliated persons (other than a registered investment company).

4. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

5. The Funds shall pay the Advisor monthly a fee at the annual rate of 0.50% on the first $2 billion of the Funds' combined daily net assets and 0.45% in excess of $2 billion.

6. If the operating expenses of the Funds for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Advisor's fee shall be reduced by the excess but not to less than zero. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses, Rule 12b-1 distribution fees, service fees and extraordinary expenses, if any. The Advisor may waive its compensation (and bear expenses of the Funds) to the extent that expenses of the Funds exceed any expense limitation the Advisor declares to be effective.

7.   This Agreement shall become effective as of the date of its execution, and

     (a) unless otherwise terminated, shall continue until July 31, 2003 and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds;
     (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Trust.

8.   This Agreement may be amended in accordance with the 1940 Act.

9. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Trust or the Funds, to any shareholder of the Trust or the Funds or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

LIBERTY FUNDS TRUST V
on behalf of
LIBERTY CALIFORNIA TAX-EXEMPT FUND
LIBERTY CONNECTICUT TAX-EXEMPT FUND
LIBERTY MASSACHUSETTS TAX-EXEMPT FUND
LIBERTY NEW YORK TAX-EXEMPT FUND
LIBERTY OHIO TAX-EXEMPT FUND


By: ________________________________________________
      William J. Ballou
      Secretary

COLONIAL MANAGEMENT ASSOCIATES, INC.

By:_________________________________________________
     William J. Ballou
     Senior Vice President

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Funds.


77Q1- Exhibits cont'd

Accountatnts Report on Internal Control


                        Report of Independent Accountants


To the Board of Trustees and Shareholders of Liberty Funds Trust V

In planning and performing our audits of the financial statements of Liberty New York Tax-Exempt Fund and Liberty Ohio Tax-Exempt Fund (the "Funds") (each a series of Liberty Funds Trust V) for the year ended January 31, 2002, we considered their internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on internal control.

The management of the Funds is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of January 31, 2002.

This report is intended solely for the information and use of the Board of Trustees, management and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.



PricewaterhouseCoopers LLP
March 13, 2002

                Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and
Board of Trustees of Liberty Funds Trust V

In planning and performing our audits of the financial statements of Liberty California Tax-Exempt Fund, Liberty Massachusetts Tax-Exempt Fund, and Liberty Connecticut Tax-Exempt Fund (the "Funds"), three of the Funds comprising Liberty Funds Trust V (the "Trust"), for the year ended January 31, 2002, we considered the Funds' internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of Liberty Funds Trust V is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with accounting principles generally accepted in the United States. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of January 31, 2002.

This report is intended solely for the information and use of management and the Board of Trustees of Liberty Funds Trust V and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


                                                            ERNST & YOUNG  LLP

Boston, Massachusetts
March 15, 2002